UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 18, 2006

Commission File Number 333-26999

ANVIL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3801705
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

228 East 45th Street
New York, New York	10017	(212) 476-0300
(Address of principal	(Zip Code)	Registrant’s telephone number,
executive offices)		including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Anvil Holdings, Inc.

Form 8-K

Item 5.02         Departure of Directors or Principal Officers; Election of Directors; Appointment of  Principal Officers

(b)  Mr. Anthony Williams was appointed Chairman of the Board of Directors of the Registrant and Mr. Anthony Corsano was elected President and Chief Executive Officer of the Registrant. Mr. Bernard Geller who was Chairman of the Board, President and Chief Executive Officer continues as a Director of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

ANVIL HOLDINGS, INC.
(Registrant)

/s/ Jacob Hollander
Vice President and Secretary

Dated: May 23, 2006